UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 104 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 8, 2020, Document Security Systems, Inc. (“Company”) held its 2020 Annual Meeting of Stockholders at 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354. A total of 4,314,800 shares of common stock, representing 73.93% of the aggregate shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the annual meeting.

Heng Fai Ambrose Chan, Frank D. Heuszel, John Thatch, José Escudero, Sassuan Lee, Wah Wai Lowell Lo, Wai Leung William Wu and Tung Moe Chan were each elected as directors of the Company to serve until the next annual meeting of stockholders.

The stockholders ratified the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The affirmative vote of a majority of the votes cast at the Annual Meeting voted in favor of the non-binding advisory proposal of the compensation disclosed in the Proxy Statement of the Company’s executive officers who are named in the Proxy Statement’s Summary Compensation Table.

The Company did not obtain the requisite affirmative vote of a majority of the outstanding shares of the Company’s stock entitled to vote to approve proposals 4 and 5, respectively, as set forth below.

The final voting results on these matters were as follows:

1. Election of Directors:

Name	Votes For	Votes Withheld
Heng Fai Ambrose Chan	2,260,469	82,753
Frank D. Heuszel	2,267,931	75,291
John Thatch	2,266,695	76,527
José Escudero	2,270,044	73,178
Sassuan Lee	2,261,474	81,748
Lowell Lo	2,263,180	80,042
William Wu	2,271,063	72,159
Tung Moe Chan	2,259,263	83,959

2. Ratification of appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Votes Abstained
4,188,111	85,026	41,663

3. Non-Binding Advisory Vote of Executive Compensation set forth in the Company’s Proxy Statement Summary Compensation Table:

Votes For	Votes Against	Votes Abstained
2,240,021	74,075	29,126

4. Approval of the potential issuance of shares of the Company’s common stock, representing equal to or greater than 20% of the Company’s presently outstanding common stock, issuable upon conversion of our Series A Convertible Preferred Stock:

Votes For	Votes Against	Votes Abstained
2,219,441	89,613	34,168

5. Approval of the Reincorporation of the Company from New York to Texas:

Votes For	Votes Against	Votes Abstained
2,304,268	33,987	4,967

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: December 9, 2020	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer